united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Pinnacle Dynamic Growth Fund

Class A Shares (PADGX)
Class C Shares (PCDGX)
Class I Shares (PIDGX)

Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares (APSHX)
Class C Shares (CPSHX)
Class I Shares (IPSHX)

Pinnacle TrendRating Innovative Equity Fund

Class A Shares (APTRX)
Class C Shares (CPTRX)
Class I Shares (IPTRX)

Annual Report
September 30, 2019

1-888-985-9830
www.pinnacledynamicfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.pinnacledynamicfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Pinnacle Sherman Multi-Strategy Core Fund
Pinnacle TrendRating Innovative Equity Fund
Pinnacle Dynamic Growth Fund

Dear Shareholders:

We are pleased to present you with the Annual Report for September 30, 2019 for each of the Funds listed above.

Pinnacle Sherman Multi-Strategy Core Fund (the Fund)

As of September 30, 2019, the Fund returned the following (Inception date October 1, 2015):

Pinnacle Sherman Multi-Strategy Core Fund Share Class	1 Year	Since Inception
Class A share (APSHX) – load waived	-8.31%	3.45%
Class C share (CPSHX) – No Load	-8.95%	2.69%
Class I share (IPSHX)	-8.01%	3.73%
Load Adjusted
Class A share (APSHX)	-13.55%	1.93%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.88% for Class A, 2.63% for Class C and 1.63% for Class I per the February 1, 2019 prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2020, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

During the same time periods (1 year and since 10/1/15) the Fund’s primary benchmark, the Dow Jones Moderately Aggressive Portfolio Index®, gained 2.06% and 9.33%, respectively and the Fund’s Morningstar category average, Morningstar Tactical Allocation®, lost -0.36% and gained 4.86%, respectively.

The past year has been an extremely difficult year and that is almost entirely due to the performance of the Fund in the 4th quarter of 2018, especially December 2018, when the equity markets were selling off. Here is how the Fund breakdown over the past year compares to its Morningstar Category.

7330-NLD-12/9/2019

	4th Quarter 2018	2019 (1/1 – 9/30)
Class I share (IPSHX)	-15.84%	9.31%
Morningstar Tactical Allocation®	-9.25%	9.95%

As you can see the underperformance over the past year was almost all relegated to the 4th quarter of 2018; and much of that was contained within December 2018 as the Fund lost -9.38% and the Morningstar Tactical Allocation category average lost -4.55%.

The Bull-Bear indicator stayed in positive status for the entire year. Since this is a longer-term indicator, we are comfortable with how it played out. While it came close to changing to Bear status and moving out of equities in the 4th quarter 2018, it never did. Yes, this had the effect of participating on the equity downside, but it also reaped the benefit of the quick turnaround in equities in 2019 and their continued strength throughout the year.

The real difficulties were in the intermediate term indicator and the short-term indicator. Based on The Sherman Sheet preset rules, the intermediate term indicator only takes effect on the calendar quarter. Therefore, even though the indicator itself started weakening early in the 4th quarter, the indicator rules would not take effect until the end of the 4th quarter. This had the unfortunate effect of bearing the brunt of the equity downturn during 4th quarter 2018, then being more conservative during the 1st quarter 2019.

The short-term indicator had a very frustrating 4th quarter 2018. It had two times it turned negative during the quarter, once in October and once in November, and each time it turned back positive shortly thereafter. The net effect of those changes was actually fine. What was detrimental was after it turned back positive in late November 2018, the indicator did not reach a level where it could turn back negative. Therefore, based on the preset Sherman Sheet rules for this indicator, it stayed positive through the December decline.

Based on the goals and objectives of this Fund we found this very frustrating and unacceptable to stay as is in case a similar type scenario played out in the future. We immediately began researching and dialoging with The Sherman Sheet and investigating ways to provide a more flexible risk management process, while not overreacting to an occurrence that may or may not happen again. This is why in June we implemented the Cash Directional Indicator as an overlay for the portfolio.

The Cash Directional Indicator (BOSS on the Sherman Sheet) is a relative strength calculation comparing cash to equity asset classes. As its name implies, if cash is improving then this signal is negative for equities; conversely, if cash is declining, then this signal is positive for equities. This signal is independent of the long-term, intermediate-term, and short-term indicators and provides another level of risk management flexibility we previously did not have within the portfolio.

While it has only been implemented within the portfolio since June, there has been an occasion when it turned negative and we took action within the portfolio. During August the short-term indicator had

7330-NLD-12/9/2019

turned negative and then within a few days, based on one of the Sherman Sheet preset rules (Lowry’s breadth thrust) it turned back positive. However, it did not cross the rules preset level in order to turn negative again if the market weakened; and that is what happened. However, by adding the Cash Directional Indicator as an overlay to the portfolio, and having it turn negative when the equity markets weakened further, we were able to have the flexibility to reduce portfolio risk even though the three main indicators were all positive.

Now, in this case, the market did not continue to escalate its decline the way it did at the end of 2018. That, of course, is always the great unknowable of exactly how weak the equity markets will get at a given time. The positive to this is we had an occasion where the Cash Directional Indicator came in to play for the exact purposes of why it was added, and, even though the equity markets did not have a severe sell off, the Fund did a good job of performing in line with its Morningstar category average. (see below)

Here’s the month by month from when we added the Cash Directional Indicator through 11/13/2019:

	6/6-30	July	August	September	October	11/1-13	6/6-11/13
IPSHX – Multi Strategy	1.58	1.45	-1.24	1.16	0.48	0.95	4.43
MSTAR Tactical Category	2.32	0.43	-0.62	0.34	0.92	0.28	3.70

While we cannot undue the past, we believe the additional flexibility of the Cash Directional Indicator, combined with the three main risk indicators we have in place, provide the Fund with the best opportunity to navigate both positive and negative markets in a strong, risk managed way.

Pinnacle TrendRating Innovative Equity Fund (the Fund)

As of September 30, 2019, the Fund returned the following (Inception date December 3, 2018):

Pinnacle TrendRating Innovative Equity Fund Share	1 Year	Since Inception
Class
Class A share (APTRX) – load waived	—	10.80%
Class C share (CPTRX) – No Load	—	10.80%
Class I share (IPTRX)	—	10.90%
Load Adjusted
Class A share (APTRX)	—	4.43%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 1.91% for Class A, 2.66% for Class C and 1.66% for Class I per the November 16, 2018 prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until January 31, 2021, to ensure that the net annual fund operating expenses will not exceed 1.24%, 1.99%, and 0.99% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

7330-NLD-12/9/2019

During the same time period (since 12/3/18) the Fund’s primary benchmark, the S&P 500 Total Return Index®, gained 6.68%.

We’re pleased with how the Fund has performed since inception, even though it is a short period of time. Since it is a concentrated portfolio of only 25 stocks, the variation compared to the S&P 500 Total Return Index on a monthly basis is to be expected. The goal is that 55-60% of the time it favors the Fund strategy, which, over time, should benefit the Fund. As an example of this variation see the chart below.

	The Fund (IPTRX)	S&P 500 Total Return
December (12/3/18 – 12/31/18)	-4.60%	-10.01%
January	2.73%	8.01%
February	4.49%	3.21%
March	2.34%	1.94%
April	2.00%	4.05%
May	-2.81%	-6.35%
June	7.51%	7.05%
July	1.07%	1.44%
August	1.42%	-1.58%
September	-3.14%	1.87%
Total (12/3/18 – 9/30/19)	10.90%	6.68%

Pinnacle Dynamic Growth Fund (the Fund)

As of September 30, 2019, the Fund returned the following (Inception date December 3, 2018):

Pinnacle Dynamic Growth Fund Share Class	1 Year	Since Inception
Class A share (PADGX) – load waived	—	0.70%
Class C share (PCDGX) – No Load	—	0.70%
Class I share (PIDGX)	—	0.80%
Load Adjusted
Class A share (PADGX)	—	-5.09%

Past Performance does not guarantee future results. It is not possible to invest directly in an index or category average. The maximum sales charge for Class A Shares is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. *The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.83% for Class A, 3.58% for Class C and 2.58% for Class I per the November 16, 2018 prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until January 31, 2021, to ensure that the net annual fund operating expenses will not exceed 1.49%, 2.24%, and 1.24% attributable to Class A, C, and I shares respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. For performance information current to the most recent month end, please call toll-free 1-888-985-9830.

7330-NLD-12/9/2019

During the same time period (since 12/3/18) the Fund’s primary benchmark, the S&P 500 Total Return Index®, gained 6.68% and the Fund’s Morningstar category average, Morningstar Tactical Allocation®, gained 3.85%.

The third quarter was a difficult period for the Fund and accounted for all the underperformance compared to its tactical allocation category and accounted for the majority of its underperformance compared to the S&P 500 Total Return. During the 3rd quarter of this year, the Fund was down -3.45% for the quarter, while its tactical allocation category average gained 0.39% and the S&P 500 Total Return Index gained 1.70%. This was due to the quick decline of the equity markets in August and then a similar quick rebound in September. This had a detrimental effect on the Fund as it lowered risk throughout August, and, therefore, did not have as much equity exposure during the equity rebound in September.

Though we know this will also occur from time to time in the future, this particular time was exacerbated by a quick transition from growth style equities to value-oriented equities. The Fund was invested heavily in growth-oriented equities as these had the strongest trend. The quick, countertrend move from growth to value equities provided an additional, significant headwind for the Fund in September.

We believe over a longer time frame the risk management and trend following strategies will be beneficial for the Fund, even though we’ve experienced one of the harsher time periods where it was not.

Definitions/Glossary

Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Morningstar Tactical Allocation® – Asset weighted category average of US based open end mutual funds that Morningstar has assigned to this category. Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. Returns do reflect internal fees and expenses of the funds included in this category but returns do not reflect any sales charges. The category average is not available for direct investment.

S&P 500®Total Return- The S&P 500® Total Return Index is a free-fl oat market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

7330-NLD-12/9/2019

The MSCI EAFE Index ® – the MSCI EAFE Index is an equity index which captures large and mid cap representation across developed market countries around the world, excluding the US and Canada. With 910 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Past Performance does not guarantee future results.

It is not possible to invest in an index or category average.

7330-NLD-12/9/2019

PINNACLE DYNAMIC GROWTH FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ending September 30, 2019, compared to its benchmark:

Inception*** -
September 30, 2019
Pinnacle Dynamic Growth Fund - Class A	0.70%
Pinnacle Dynamic Growth Fund - Class A with load	(5.09)%
Pinnacle Dynamic Growth Fund - Class C	0.70%
Pinnacle Dynamic Growth Fund - Class I	0.80%
S&P 500 Index **	6.68%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 2.83% for Class A shares, 3.58% for Class C shares and 2.58% for Class I shares per the November 16, 2018 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

***	Inception date is December 3, 2018.

PINNACLE DYNAMIC GROWTH FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2019 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	86.0%
Exchange Traded Funds - Debt Fund	12.2%
Other Assets in Excess of Liabilities	1.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ending September 30, 2019, compared to its benchmark:

			Annualized
			Inception*** -
	One Year	Three Years	September 30, 2019
Pinnacle Sherman Multi-Strategy Core Fund - Class A	(8.31)%	2.84%	3.45%
Pinnacle Sherman Multi-Strategy Core Fund - Class A with load	(13.55)%	0.84%	1.93%
Pinnacle Sherman Multi-Strategy Core Fund - Class C	(8.95)%	2.05%	2.69%
Pinnacle Sherman Multi-Strategy Core Fund - Class I	(8.01)%	3.08%	3.73%
Dow Jones Moderately Aggressive Portfolio Index **	2.06%	8.49%	9.33%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 1.88% for Class A shares, 2.63% for Class C shares and 1.63% for Class I shares per the February 1, 2019 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	Dow Jones Moderately Aggressive Portfolio Index® – A global benchmark that takes 80% of the risk of the global securities market. It is a total return index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 80% of the risk of the Dow Jones Moderately Aggressive Portfolio Index. The Index is calculated on a total return basis with dividends reinvested. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

***	Inception date is October 1, 2015.

PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2019 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	98.1%
Other Assets in Excess of Liabilities	1.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ending September 30, 2019, compared to its benchmark:

Annualized
Inception*** -
September 30, 2019
Pinnacle TrendRating Innovative Equity Fund - Class A	10.80%
Pinnacle TrendRating Innovative Equity Fund - Class A with load	4.43%
Pinnacle TrendRating Innovative Equity Fund - Class C	10.80%
Pinnacle TrendRating Innovative Equity Fund - Class I	10.90%
S&P 500 Index **	6.68%

*	Performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, before any fee waivers, are 1.91% for Class A shares, 2.66% for Class C shares and 1.66% for Class I shares per the November 16, 2018 prospectus. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-888-985-9830.

**	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

***	Inception date is December 3, 2018.

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of September 30, 2019 are as follows:

Asset Class	% of Net Assets
Common Stock	98.5%
Other Assets in Excess of Liabilities	1.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Pinnacle Dynamic Growth Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 98.2%
	DEBT FUND - 12.2%
4,400	First Trust Enhanced Short Maturity ETF	$264,264

	EQUITY FUNDS - 86.0%
7,680	First Trust Chindia ETF	263,808
3,820	First Trust Large Cap Growth AlphaDEX Fund	267,400
5,930	First Trust Mid Cap Growth AlphaDEX Fund	265,605
10,105	First Trust S&P REIT Index Fund	269,000
3,067	First Trust NASDAQ-100 Technology Index Fund	268,577
4,090	First Trust Technology AlphaDEX Fund	266,464
8,925	First Trust Utilities AlphaDEX Fund	264,626
		1,865,480

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,083,991)	2,129,744

	TOTAL INVESTMENTS - 98.2% (Cost $2,083,991)	$2,129,744
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%	39,966
	NET ASSETS - 100.0%	$2,169,710

ETF - Exchange Traded Funds

REIT - Real Estate Investment Trust

S&P - Standard and Poor’s

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 98.1%
	EQUITY FUNDS - 98.1%
253,195	First Trust S&P REIT Index Fund	$6,740,177
27,895	Invesco QQQ Trust Series 1	5,266,855
17,825	iShares Core S&P 500 ETF	5,321,119
29,185	iShares S&P 500 Growth ETF	5,254,175
7,930	iShares S&P 500 Value ETF	944,780
6,045	iShares U.S. Consumer Services ETF	1,314,123
6,565	iShares US Technology ETF	1,340,639
8,525	iShares US Utilities ETF	1,388,296
19,915	SPDR Dow Jones Industrial Average ETF Trust	5,360,720
	TOTAL EXCHANGE TRADED FUNDS (Cost $31,177,580)	32,930,884

	TOTAL INVESTMENTS - 98.1% (Cost $31,177,580)	$32,930,884
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%	652,073
	NET ASSETS - 100.0%	$33,582,957

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

SPDR - Standard and Poor’s Depositary Receipts

S&P - Standard and Poor’s

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

Shares		Fair Value
	COMMON STOCK - 98.5%
	COMMERCIAL SERVICES - 3.7%
716	PayPal Holdings, Inc. *	$74,170

	DIVERSIFIED FINANCIAL SERVICES - 12.6%
614	American Express Co.	72,624
338	Mastercard, Inc.	91,791
495	Visa, Inc.	85,145
		249,560
	ENVIRONMENTAL CONTROL - 3.6%
833	Republic Services, Inc.	72,096

	HEALTHCARE-PRODUCTS - 18.9%
828	Abbott Laboratories	69,279
511	Danaher Corp.	73,804
375	Edwards Lifesciences Corp. *	82,466
383	Stryker Corp.	82,843
223	Thermo Fisher Scientific, Inc.	64,953
		373,345
	HEALTHCARE-SERVICES - 4.3%
563	IQVIA Holdings, Inc. *	84,101

	INSURANCE - 8.2%
412	Aon PLC	79,751
1,061	Progressive Corp.	81,962
		161,713
	MACHINERY-DIVERSIFIED - 4.1%
226	Roper Technologies, Inc.	80,592

	MEDIA - 4.0%
253	Shopify, Inc . *	78,850

	PACKAGING & CONTAINERS - 4.0%
1,082	Ball Corp.	78,780

	PHARMACEUTICALS - 4.8%
767	Zoetis, Inc.	95,560

	RETAIL - 11.5%
66	AutoZone, Inc. *	71,585
754	Ross Stores, Inc.	82,827
651	Yum! Brands, Inc.	73,843
		228,255
	SOFTWARE - 11.2%
288	Adobe, Inc. *	79,560
527	Microsoft Corp.	73,269
271	ServiceNow, Inc. *	68,793
		221,622
	TELECOMMUNICATIONS - 4.2%
492	Motorola Solutions, Inc.	83,842

	TRANSPORTATION - 3.4%
302	Canadian Pacific Railway Ltd.	67,183

	TOTAL COMMON STOCK (Cost $1,828,556)	1,949,669

	TOTAL INVESTMENTS - 98.5% (Cost $1,828,556)	$1,949,669
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%	30,005
	NET ASSETS - 100.0%	$1,979,674

*	- Non income producing security

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

Pinnacle Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	Pinnacle Dynamic		Pinnacle Sherman	Pinnacle TrendRating
	Growth Fund		Multi-Strategy Core Fund	Innovative Equity Fund
ASSETS
Investment Securities:
At cost	$2,083,991		$31,177,580	$1,828,556
At value	2,129,744		32,930,884	1,949,669
Cash and cash equivalents	314,605		665,109	41,743
Receivable for securities sold	266,251		—	—
Due from Advisor	8,341		—	9,311
Dividends and interest receivable	586		24,181	1,143
Receivable for Fund shares sold	—		250	—
Prepaid expenses and other assets	3,215		21,211	1,890
TOTAL ASSETS	2,722,742		33,641,635	2,003,756

LIABILITIES
Payable for investments purchased	529,399		—	—
Audit Fees Payable	16,967		17,000	16,966
Investment advisory fees payable	—		9,743	—
Payable to related parties	3,509		7,476	3,956
Payable for Fund shares repurchased	—		5,000	—
Distribution (12b-1) fees payable	1		11,570	1
Accrued expenses and other liabilities	3,156		7,889	3,159
TOTAL LIABILITIES	553,032		58,678	24,082
NET ASSETS	$2,169,710		$33,582,957	$1,979,674

Net Assets Consist Of:
Paid in capital	$2,174,789		$36,154,743	$1,829,501
Accumulated earnings / (losses)	(5,079)		(2,571,786)	150,173
NET ASSETS	$2,169,710		$33,582,957	$1,979,674

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,682		$7,047,325	$5,256
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	366		680,051	474
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.07	(b)	$10.36	$11.08	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$10.68		$10.99	$11.76

Class C Shares:
Net Assets	$10		$12,104,318	$11
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		1,203,074	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.07	(b)	$10.06	$11.08	(b)

Class I Shares:
Net Assets	$2,166,018		$14,431,314	$1,974,407
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	214,810		1,380,780	177,990
Net asset value (Net Assets ÷ Shares Outstanding, offering price) and redemption price per share (a)	$10.08		$10.45	$11.09

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	NAV does not recalculate due to rounding of shares of beneficial interest outstanding.

See Accompanying Notes to Financial Statements.

Pinnacle Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended September 30, 2019

	Pinnacle Dynamic	Pinnacle Sherman	Pinnacle TrendRating
	Growth Fund *	Multi-Strategy Core Fund	Innovative Equity Fund **
INVESTMENT INCOME
Dividends (including $0, $0, $63 of foreign withholding tax)	$10,641	$970,210	$7,843
Interest	901	27,373	375
TOTAL INVESTMENT INCOME	11,542	997,583	8,218

EXPENSES
Investment advisory fees	10,445	524,882	7,137
Distribution (12b-1) fees:
Class A	7	24,550	6
Class C	—	185,062	—
Administrative services fees	26,360	41,735	26,833
Audit fees	16,967	17,000	16,966
Accounting services fees	16,648	22,924	16,648
Legal fees	13,271	17,003	14,394
Trustees fees and expenses	10,474	14,514	10,474
Transfer agent fees	9,972	29,119	10,353
Printing and postage expenses	7,940	28,468	8,176
Compliance officer fees	4,349	19,323	4,284
Custodian fees	4,054	13,374	4,047
Registration fees	3,736	39,704	2,352
Insurance expense	16	1,888	14
Third party administrative servicing fees	—	37,017	—
Other expenses	3,796	3,489	3,796
TOTAL EXPENSES	128,035	1,020,052	125,480
Less: Fees waived / expenses reimbursed by the adviser	(115,005)	(162,100)	(116,003)
NET EXPENSES	13,030	857,952	9,477
NET INVESTMENT INCOME (LOSS)	(1,488)	139,631	(1,259)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(49,348)	(4,464,094)	30,271
Net change in unrealized appreciation (depreciation) on investments	45,753	(5,724,945)	121,113

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(3,595)	(10,189,039)	151,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,083)	$(10,049,408)	$150,125

*	The Pinnacle Dynamic Growth Fund commenced operations on December 3, 2018.

**	The Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

See Accompanying Notes to Financial Statements.

Pinnacle Dynamic Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2019*
FROM OPERATIONS
Net investment loss	$(1,488)
Net realized loss from security transactions	(49,348)
Net change in unrealized appreciation on investments	45,753
Net decrease in net assets resulting from operations	(5,083)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	13,014
Class C	10
Class I	2,217,110
Payments for shares redeemed:
Class A	(8,967)
Class I	(46,471)
Redemption fee proceeds:
Class I	97
Net increase in net assets resulting from shares of beneficial interest	2,174,793

TOTAL INCREASE IN NET ASSETS	2,169,710

NET ASSETS
Beginning of Period	—
End of Period	$2,169,710

SHARE ACTIVITY
Class A:
Shares Sold	1,232
Shares Redeemed	(866)
Net increase in shares of beneficial interest outstanding	366

Class C:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I:
Shares Sold	219,354
Shares Redeemed	(4,544)
Net increase in shares of beneficial interest outstanding	214,810

*	The Pinnacle Dynamic Growth Fund commenced operations on December 3, 2018.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
FROM OPERATIONS
Net investment income (loss)	$139,631	$(76,597)
Net realized gain (loss) from security transactions	(4,464,094)	4,514,570
Net change in unrealized appreciation (depreciation) on investments	(5,724,945)	1,981,284
Net increase (decrease) in net assets resulting from operations	(10,049,408)	6,419,257

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(1,437,699)
Class C	—	(1,471,030)
Class I	—	(4,045,202)
From net investment income:
Class I	—	(86,658)
Total distributions paid: *
Class A	(393,920)	—
Class C	(782,391)	—
Class I	(1,336,862)	—
Total Distributions to Shareholders	(2,513,173)	(7,040,589)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,039,524	4,147,367
Class C	441,412	4,515,865
Class I	2,078,560	15,339,364
Net asset value of shares issued in reinvestment of distributions:
Class A	365,229	1,158,951
Class C	711,208	1,310,129
Class I	1,301,047	4,025,034
Payments for shares redeemed:
Class A	(10,165,690)	(12,706,789)
Class C	(11,776,094)	(4,462,181)
Class I	(31,899,924)	(35,971,948)
Redemption fee proceeds:
Class A	584	233
Class C	120	363
Class I	608	2,178
Net decrease in net assets resulting from shares of beneficial interest	(47,903,416)	(22,641,434)

TOTAL DECREASE IN NET ASSETS	(60,465,997)	(23,262,766)

NET ASSETS
Beginning of Year	94,048,954	117,311,720
End of Year **	$33,582,957	$94,048,954

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes net investment income in excess of distributions of $0 as of September 30, 2018.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	102,504	365,177
Shares Reinvested	37,769	102,200
Shares Redeemed	(978,868)	(1,106,937)
Net decrease in shares of beneficial interest outstanding	(838,595)	(639,560)

Class C:
Shares Sold	43,451	398,105
Shares Reinvested	75,340	117,395
Shares Redeemed	(1,191,188)	(395,839)
Net increase (decrease) in shares of beneficial interest outstanding	(1,072,397)	119,661

Class I:
Shares Sold	197,435	1,339,388
Shares Reinvested	133,715	353,694
Shares Redeemed	(3,213,268)	(3,224,541)
Net decrease in shares of beneficial interest outstanding	(2,882,118)	(1,531,459)

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30,
2019*
FROM OPERATIONS
Net investment loss	$(1,259)
Net realized gain from security transactions	30,271
Net change in unrealized appreciation on investments	121,113
Net increase in net assets resulting from operations	150,125

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,009
Class C	10
Class I	1,824,530
Net increase in net assets resulting from shares of beneficial interest	1,829,549

TOTAL INCREASE IN NET ASSETS	1,979,674

NET ASSETS
Beginning of Period	—
End of Period	$1,979,674

SHARE ACTIVITY
Class A:
Shares Sold	474
Net increase in shares of beneficial interest outstanding	474

Class C:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I:
Shares Sold	177,990
Net increase in shares of beneficial interest outstanding	177,990

*	The Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

See Accompanying Notes to Financial Statements.

Pinnacle Dynamic Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

Class A	Class C	Class I
Period Ended	Period Ended	Period Ended
September 30, 2019 (1)	September 30, 2019 (1)	September 30, 2019 (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain on investments (9)	0.10	0.10	0.09
Total from investment operations	0.07	0.07	0.08
Paid-in-Capital From Redemption Fees	—	—	0.00	(10)
Net asset value, end of period	$10.07	$10.07	$10.08
Total return (3)(7)	0.70%	0.70%	0.80%
Net assets, at end of period	$3,682	$10	$2,166,018
Ratio of gross expenses to average net assets (4)(5)(6)	12.45%	13.20%	12.20%
Ratio of net expenses to average net assets (5)(6)	1.49%	2.24%	1.24%
Ratio of net investment income (loss) to average net assets (5)(6)(8)	(0.31)%	(1.06)%	(0.14)%
Portfolio Turnover Rate (7)	366%	366%	366%

(1)	The Pinnacle Dynamic Growth Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(10)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class A	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.71	$11.61	$10.53	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	(0.01)	(0.01)	0.01
Net realized and unrealized gain / (loss) on investments	(1.04)	0.80	1.15	0.52	(10)
Total from investment operations	(1.00)	0.79	1.14	0.53
Less distributions from:
Net investment income	—	—	(0.02)	—
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.69)	(0.06)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.36	$11.71	$11.61	$10.53
Total return (3)	(8.31)%	6.96%	10.91%	5.30	% (7)
Net assets, at end of period (000s)	$7,047	$17,779	$25,056	$13,604
Ratio of gross expenses to average net assets (4)(6)	1.78%	1.61%	1.63%	1.72	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) to average net assets (6)(8)	0.37%	(0.05)%	(0.09)%	0.30	% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class A shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class C	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.46	$11.46	$10.46	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain / (loss) on investments	(1.02)	0.78	1.10	0.54
Total from investment operations	(1.05)	0.69	1.04	0.46
Less distributions from:
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.69)	(0.04)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.06	$11.46	$11.46	$10.46
Total return (3)	(8.95)%	6.15%	9.97%	4.60	% (7)
Net assets, at end of period (000s)	$12,104	$26,079	$24,709	$14,578
Ratio of gross expenses to average net assets (4)(6)	2.53%	2.36%	2.38%	2.47	% (5)
Ratio of net expenses to average net assets (6)	2.24%	2.24%	2.24%	2.24	% (5)
Ratio of net investment loss to average net assets (6)(8)	(0.31)%	(0.80)%	(0.56)%	(0.77	)% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class C shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Pinnacle Sherman Multi-Strategy Core Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Year Ended	Year Ended	Year Ended	Period Ended
Class I	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.77	$11.66	$10.57	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.02	0.05	0.01
Net realized and unrealized gain / (loss) on investments	(1.04)	0.79	1.12	0.56	(10)
Total from investment operations	(0.97)	0.81	1.17	0.57
Less distributions from:
Net investment income	—	(0.01)	(0.04)	—
Net realized gains	(0.35)	(0.69)	(0.04)	—
Total distributions	(0.35)	(0.70)	(0.08)	—
Paid-in-Capital From Redemption Fees (2)(9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.45	$11.77	$11.66	$10.57
Total return (3)	(8.01)%	7.16%	11.09%	5.70	% (7)
Net assets, at end of period (000s)	$14,431	$50,191	$67,546	$27,240
Ratio of gross expenses to average net assets (4)(6)	1.53%	1.36%	1.38%	1.47	% (5)
Ratio of net expenses to average net assets (6)	1.24%	1.24%	1.24%	1.24	% (5)
Ratio of net investment income to average net assets (6)(8)	0.67%	0.20%	0.47%	0.06	% (5)
Portfolio Turnover Rate	607%	402%	337%	449	% (7)

(1)	The Pinnacle Sherman Multi-Strategy Core Fund’s Class I shares commenced operations on October 1, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees / reimbused expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

(10)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See Accompanying Notes to Financial Statements.

Pinnacle TrendRating Innovative Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	September 30, 2019 (1)	September 30, 2019 (1)	September 30, 2019 (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.06)	(0.01)
Net realized and unrealized gain on investments	1.14	1.14	1.10
Total from investment operations	1.08	1.08	1.09
Net asset value, end of period	$11.08	$11.08	$11.09
Total return (3)(6)	10.80%	10.80%	10.90%
Net assets, at end of period	$5,256	$11	$1,974,407
Ratio of gross expenses to average net assets (4)(5)	13.38%	14.13%	13.13%
Ratio of net expenses to average net assets (5)	1.24%	1.99%	0.99%
Ratio of net investment loss to average net assets (5)	(0.38)%	(1.13)%	(0.13)%
Portfolio Turnover Rate (6)	149%	149%	149%

(1)	The Pinnacle TrendRating Innovative Equity Fund Class A, Class C and Class I shares commenced operations on December 3, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the adviser not waived fees / reimbursed a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	Annualized.

(6)	Not annualized.

See Accompanying Notes to Financial Statements.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of Pinnacle Dynamic Growth Fund is to seek long term capital appreciation with reasonable risk. The investment objective of Pinnacle Sherman Multi-Strategy Core Fund is to seek high total return with reasonable risk. The investment objective of Pinnacle TrendRating Innovative Equity Fund is to seek high total return. Pinnacle Sherman Multi-Strategy Core Fund commenced operations on October 1, 2015. Pinnacle Dynamic Growth Fund and Pinnacle TrendRating Innovative Equity Fund commenced operations on December 3, 2018.

Each Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at NAV. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their NAVs. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Cash and Cash Equivalents – Cash and cash equivalents includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy. As of September 30, 2019, Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund had deposits with MUFG Union Bank of $314,605 representing 14.50% of net assets, $665,109 representing 1.98% of net assets, and $41,743 representing 2.11% of net assets, respectively.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Funds’ investments measured at fair value:

Pinnacle Dynamic Growth Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,129,744	$—	$—	$2,129,744
Total	$2,129,744	$—	$—	$2,129,744

Pinnacle Sherman Multi-Strategy Core Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$32,930,884	$—	$—	$32,930,884
Total	$32,930,884	$—	$—	$32,930,884

Pinnacle TrendRating Innovative Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,949,669	$—	$—	$1,949,669
Total	$1,949,669	$—	$—	$1,949,669

The Funds did not hold any Level 3 securities during the year or period.

*	Refer to the Portfolio of Investments for classification by asset class.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

operations, or net asset value per share of a Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the period ended September 30, 2016 to September 30, 2018 for Pinnacle Sherman Multi-Strategy Core Fund or expected to be taken in all the Funds’ September 30, 2019 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where a Fund makes significant investments; however, each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

3.	INVESTMENT TRANSACTIONS

For the year or period ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
Pinnacle Dynamic Growth Fund	$6,988,773	$4,855,435
Pinnacle Sherman Multi-Strategy Core Fund	310,621,486	359,533,968
Pinnacle TrendRating Innovative Equity Fund	3,610,710	1,812,424

4.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year or period ended September 30, 2019, the redemption fees paid to the funds were as follows:

Pinnacle Dynamic Growth Fund

Redemption Fee
Class I	$97

Pinnacle Sherman Multi-Strategy Core Fund

Redemption Fee
Class A	$584
Class C	360
Class I	368

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pinnacle Family Advisors, LLC serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Trust on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of Pinnacle Dynamic Growth Fund and Pinnacle Sherman Multi-Strategy Core Fund, and 0.75% of average daily net assets for TrendRating Innovative Equity Fund paid monthly. For the year or period ended September 30, 2019, Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund incurred $10,445, $524,882, and $7,137 in advisory fees respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2020 for Pinnacle Sherman Multi-Strategy Core Fund and July 31, 2021 for Pinnacle Dynamic Growth Fund, and Pinnacle TrendRating Innovative Equity Fund, to waive a portion of their advisory fees and

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.49% per annum of Class A average daily net assets, 2.24% per annum for Class C average daily net assets, and 1.24% per annum for Class I average daily net assets for Pinnacle Dynamic Growth Fund and Pinnacle Sherman Multi-Strategy Core Fund; and 1.24% per annum of Class A average daily net assets, 1.99% per annum for Class C average daily net assets, and 0.99% per annum for Class I average daily net assets for Pinnacle TrendRating Innovative Equity Fund (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lesser of the expense limitation in place at the time of the waiver or at the time of the reimbursement. If the operating expenses attributable to the Class A, Class C and Class I shares subsequently exceed the expense limitation then in place or in place at time of waiver, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year or period ended September 30, 2019, the Adviser of Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund, and Pinnacle TrendRating Innovative Equity Fund waived and/or reimbursed $115,005, $162,100 and $116,003 respectively in advisory fees or expenses pursuant to the Waiver Agreement.

The following amounts are subject to recapture until the following dates:

	9/30/2020	9/30/2021	9/30/2022
Pinnacle Dynamic Growth Fund	$—	$—	$115,005
Pinnacle Sherman Multi-Strategy Core Fund	115,925	131,985	162,100
Pinnalce TrendRating Innovative Equity Fund	—	—	116,003

Distributor – The Trust, on behalf of the Funds, has adopted the Trust’s Class A and Class C Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans,

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

the Funds incurred distribution fees during year or period ended September 30, 2019 as follows:

	Class A	Class C
Pinnacle Dynamic Growth Fund	$7	$—
Pinnacle Sherman Multi-Strategy Core Fund	24,550	185,062
Pinnacle TrendRating Innovative Equity Fund	6	—

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended September 30, 2019, the Distributor received $8,173 from front-end sales charge of which $1,157 was retained by the principal underwriter or other affiliated broker-dealers for Pinnacle Multi-Strategy Core Fund Class A.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to each Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

with the Adviser. As of September 30, 2019, the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Funds:

		Percentage of Voting Securities as of
Fund	Shareholder	September 30, 2019
Pinnacle Dynamic Growth Fund	National Financial Services LLC	96.4%
Pinnacle Sherman Multi-Strategy Core Fund	LPL Financial	37.2%
Pinnacle TrendRating Innovative Equity Fund	National Financial Services LLC	89.8%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective unrealized appreciation and depreciation at September 30, 2019, were as follows:

	Cost for	Gross	Gross	Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Fund	purposes	Appreciation	Depreciation	App/Dep
Pinnacle Sherman Multi-Strategy Core	$31,740,952	$1,764,753	$(574,821)	$1,189,932
Pinnacle Dynamic Growth Fund	2,087,506	59,328	(17,090)	42,238
Pinnacle TrendRating Innovative Equity Fund	1,829,375	144,836	(24,542)	120,294

The tax character of distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

For the period ended September 30, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$1,580,031	$933,142	$—	$2,513,173
Pinnacle Dynamic Growth Fund	—	—	—	—
Pinnacle Trend Rating Innovative Equity Fund	—	—	—	—

For the period ended September 30, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Pinnacle Sherman Multi-Strategy Core Fund	$7,040,589	$—	$—	$7,040,589
Pinnacle Dynamic Growth Fund	—	—	—	—
Pinnacle Trend Rating Innovative Equity Fund	—	—	—	—

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Losses)	Earnings/(Losses)
Pinnacle Sherman Multi-Strategy Core Fund	$139,004	$—	$(934,856)	$—	$(2,965,866)	$1,189,932	$(2,571,786)
Pinnacle Dynamic Growth Fund	105	—	—	—	(47,422)	42,238	$(5,079)
Pinnacle Trend Rating Innovative Equity Fund	29,879	—	—	—	—	120,294	$150,173

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Pinnacle Dynamic Growth Fund incurred and elected to defer such late year losses of $1,589.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Pinnacle Sherman Multi-Strategy Core Fund	$2,965,866
Pinnacle Dynamic Growth Fund	45,833
Pinnacle Trend Rating Innovative Equity Fund	—

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

	Non-Expiring	Non-Expiring
Fund	Short-Term	Long-Term	Total
Pinnacle Sherman Multi-Strategy Core Fund	$934,856	$—	$934,856
Pinnacle Dynamic Growth Fund	—	—	—
Pinnacle Trend Rating Innovative Equity Fund	—	—	—

PINNACLE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Permanent book and tax differences, primarily attributable to the tax treatment of the Funds non-deductible expenses, resulted in reclassifications for the year or period ended September 30, 2019 as follows:

	Paid	Accumulated
	In	Earnings/
Fund	Capital	(Losses)
Pinnacle Sherman Multi-Strategy Core Fund	$—	$—
Pinnacle Dynamic Growth Fund	(4)	4
Pinnacle Trend Rating Innovative Equity Fund	(48)	48

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund and
Pinnacle TrendRating Innovative Equity Fund and

Board of Trustees of Northern Lights Fund Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pinnacle Dynamic Growth Fund, Pinnacle Sherman Multi-Strategy Core Fund and Pinnacle TrendRating Innovative Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended for Pinnacle Sherman Multi- Strategy Core Fund and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 3, 2018 (commencement of operations) through September 30, 2019 for Pinnacle Dynamic Growth Fund and Pinnacle TrendRating Innovative Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Pinnacle Family Advisors, LLC since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

PINNACLE FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
		Beginning
	Fund’s	Account	Ending	Expenses	Ending	Expenses
	Annualized	Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/19	9/30/19	Period	9/30/19	Period

Pinnacle Dynamic Growth Fund – Class A	1.49%	$1,000.00	$ 959.00	$ 7.32	$1,017.60	$ 7.54
Pinnacle Dynamic Growth Fund – Class C	2.24%	$1,000.00	$ 959.00	$11.00	$1,013.84	$11.31
Pinnacle Dynamic Growth Fund – Class I	1.24%	$1,000.00	$ 960.00	$ 6.09	$1,018.85	$ 6.28
Pinnacle Sherman Multi-Strategy – Class A	1.49%	$1,000.00	$1,017.70	$ 7.54	$1,017.60	$ 7.54
Pinnacle Sherman Multi-Strategy – Class C	2.24%	$1,000.00	$1,014.10	$11.31	$1,013.84	$11.31
Pinnacle Sherman Multi-Strategy – Class I	1.24%	$1,000.00	$1,018.50	$ 6.27	$1,018.85	$ 6.28
Power TrendRating Innovative Equity Fund – Class A	1.24%	$1,000.00	$1,057.30	$ 6.40	$1,018.85	$ 6.28
Power TrendRating Innovative Equity Fund – Class C	1.99%	$1,000.00	$1,057.30	$10.26	$1,015.09	$10.05
Power TrendRating Innovative Equity Fund – Class I	0.99%	$1,000.00	$1,058.20	$ 5.11	$1,020.10	$ 5.01

*	Expenses are equal to the average account value over the period, multiplied by a Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Renewal of Advisory Agreement – Pinnacle Sherman Multi-Strategy Core Fund*

In connection with a meeting held on May 29-30, 2019, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Pinnacle Family Advisors, LLC (“PFA”) and the Trust, with respect to the Pinnacle Sherman Multi-Strategy Core Fund ( “Pinnacle MS”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Pinnacle MS and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board considered that PFA was founded in 2008 and that the PFA investment team had strong professional experience and academic credentials. The Board acknowledged that PFA’s investment objective for Pinnacle MS was to invest in ETFs in all major asset classes, and that PFA used signals from models developed by W.E. Sherman & Co. to determine the equity, fixed income and cash allocations for Pinnacle MS. The Board noted that PFA selected the individual investments within a particular asset class. The Board discussed that PFA managed the portfolios by monitoring the model’s signals and ensuring those signals were properly implemented, and noted that PFA recently revised its signal implementation procedures to provide for more flexibility than strict adherence to a particular model’s signals. The Board remarked that PFA’s risk management plan focused on three main pillars: individual investment risk, strategic risk, and model adherence risk. With regards to compliance, the Board noted that PFA used a checklist approach to ensure compliance with investment limitations. The Board observed that PFA used one firm as its executing broker, and that an independent service confirmed best execution. The Board concluded that PFA had strong procedures in place to manage Pinnacle MS and had demonstrated the ability to provide necessary oversight for risk and compliance. The Board agreed that PFA was expected to continue to provide high quality service to Pinnacle MS and its shareholders.

Performance. The Board observed that Pinnacle MS underperformed the peer group, Morningstar category and benchmark for the 1-year, 3-year and since-inception periods. With respect to the Fund’s standard deviation, the Board discussed that Pinnacle MS ranked in the third or fourth quartile for its peer group and Morningstar category for the 1, 3 and since-inception periods. The Board noted that volatile market conditions of December 2018 contributed to Pinnacle MS’s underperformance due to its strict adherence to the models’ signals. The Board noted that PFA intended to adjust its strategy going forward and increase the adviser’s flexibility

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

with respect to adherence to the signals from the models, and that PFA expected such an adjustment would improve Pinnacle MS’s returns. Acknowledging that past performance is not indicative of future results, the Board concluded that PFA had the potential to provide reasonable results to Pinnacle MS and its shareholders.

Fees and Expenses. The Board noted that Pinnacle MS’s advisory fee of 1.00% was equal to the peer group median but higher than the peer group average of 0.98%, Morningstar category median of 0.90% and Morningstar category average of 0.82%. The Board observed that Pinnacle MS’s net expense ratio was 1.51%, which was higher than the peer group and Morningstar category averages and medians. The Board took under advisement PFA’s justifications for its fees and expenses, noting that PFA believed its fees were generally in line with its Morningstar category and peer group, and that Pinnacle MS was smaller than its peers and PFA would have difficulty managing Pinnacle MS at lower fee levels. The Board further acknowledged that with respect to total expenses, many other funds in the category did not invest in ETFs and as a result did not have acquired fund fees and expenses. Given these considerations, the Board concluded that the advisory fee for Pinnacle MS was not unreasonable.

Economies of Scale. The Board remarked on the size of Pinnacle MS and its prospects for growth, noting that PFA was willing to discuss breakpoints when Pinnacle MS reached assets under management of over $500 million. They considered the benefits of the expense caps provided by PFA. After discussion, the Board concluded that Pinnacle MS had not achieved meaningful economies of scale. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed PFA’s profitability analysis in connection with its management of Pinnacle MS, and acknowledged that PFA earned a profit from Pinnacle MS. The Board acknowledged PFA’s belief that the profits were reasonable given the services provided by PFA and the regulatory and fiduciary responsibilities related to managing a public fund. The Board concluded that PFA’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for Pinnacle MS was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of Pinnacle MSand its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

SHAREHOLDER VOTING RESULTS

The Trust held a Special Meeting (the “Special Meeting”) of its shareholders on August 12, 2019 for the purpose of electing trustees of the Trust. Although Patricia Luscombe and Jeffery D. Young have been serving as trustees by appointment since 2015, both were elected by the shareholders for an indefinite period at the Special Meeting. Ms. Luscombe and Mr. Young join James U. Jensen, John V. Palancia and Mark H. Taylor as duly elected trustees of the Trust.

At the close of business June 27, 2019, the record date for the Special Meeting, there were 374,510,202 outstanding shares of the Trust. Shares represented in person and by proxy at the Special Meeting equaled 78.67% of the outstanding shares of the Trust. Therefore, a quorum was present.

With respect to approval of the election of Patricia Luscombe, the following votes were cast:

For Approval	98.54%
Against Approval	0.00%
Abstained	1.46%

With respect to approval of the election of Jeffery D. Young, the following votes were cast:

For Approval	98.49%
Against Approval	0.00%
Abstained	1.51%

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, Clear Water Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/19-NLFT III-v2

PINNACLE FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC.
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-985-9830.

9/30/19-NLFT III-v2

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-985-9830 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-888-985-9830.

INVESTMENT ADVISER
Pinnacle Family Advisors, LLC
620 W. Republic Road, Ste. 104
Springfield, MO 65807

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019

Pinnacle Dynamic Growth Fund – $13,500

Pinnacle Multi-Strategy Core Fund – $13,500

Pinnacle TrendRating Innovative Equity Fund – $13,500

2018

Pinnacle Multi-Strategy Core Fund – $13,500

(b)	Audit-Related Fees

2019

Pinnacle Dynamic Growth Fund – None

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2018

Pinnacle Multi-Strategy Core Fund – None

(c)	Tax Fees

2019

Pinnacle Dynamic Growth Fund – $3,500

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2018

Pinnacle Multi-Strategy Core Fund – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019

Pinnacle Dynamic Growth Fund – None

Pinnacle Multi-Strategy Core Fund – None

Pinnacle TrendRating Innovative Equity Fund – None

2018

Pinnacle Multi-Strategy Core Fund – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:            0.00% 0.00%

Tax Fees:                0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019

Pinnacle Dynamic Growth Fund – $3,500

Pinnacle Multi-Strategy Core Fund – $3,500

Pinnacle TrendRating Innovative Equity Fund – $3,500

2018

Pinnacle Multi-Strategy Core Fund – $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/09/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 12/09/19

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/09/19